March 8, 2005

Association of Insurance and Financial Analysts

2005 Mid-Winter Conference

A. Derrill Crowe, M.D.
Edward L. Rand
Frank B. O’Neil

Chairman & CEO
Senior VP, Finance
Investor Relations Officer

Caution Regarding Forward Looking Statements

This presentation contains historical information as well as forward-looking statements that are based upon our estimates and anticipation of future events, including our proposed transaction with NCRIC
Group, Inc. These estimates and events are subject to certain risks and uncertainties that could cause actual results to vary materially from the expected results described in the forward-looking statements.
The words “anticipate,” “believe,” “estimate,” “expect,” “hopeful,” “intend,” “may,” “optimistic,”
“preliminary,” “project,” “should,” “will,” and similar expressions, whether used on a slide or in speakers’ remarks, are intended to identify these forward-looking statements. There are numerous important factors that could cause our actual results to differ materially from those in the forward-
looking statements. Thus, sentences and phrases that we use to convey our view of future events and trends are expressly designated as Forward-Looking Statements as are sections of this presentation clearly identified as giving our outlook on future business. The principal risk factors that may cause actual results to differ materially from those expressed in the forward-looking statements are described in various documents we file with the Securities and Exchange Commission, including the most recent
Form 10K for the year ended December 31, and Form 10Q for the most recent quarter. You should also refer to our Form 8K filed February 28, 2005 for specific Cautions and Risk Factors regarding our proposed transaction with NCRIC Group.

Financial data for the medical malpractice segment for all periods prior to June, 2001 reflects Medical
Assurance, Inc. data only, except where noted.

ProAssurance Overview

PROFESSIONAL LIABILITY

PERSONAL LINES

Overview

Market Cap: $1 Billion

Gross Premiums: $790 million

Assets: $3.2 billion

Specialty insurer diversified by
product and geography

Experienced, invested management

73% of Premiums

Fourth Largest Writer of Med Mal

The Industry’s Blue Chip Company

27% of Premiums

Targeting the Michigan Education
Community

Significantly Outperforms Peers

Experienced, Stable Management

                12

                0

Sr. Vice President / Finance

Ned Rand

Years in
Industry

Years at
Company

Position

Name

                22

                14

Average

                20

                10

Sr. Vice President / Claims

Darryl Thomas

                25

                12

Chief Financial Officer / MEEMIC

Christine Schmitt

                17

                17

Sr. Vice President / IR

Frank O'Neil

                21

                21

Chief Accounting Officer

James Morello

                30

                12

President & CEO - MEEMIC

Lynn Kalinowski

                24

             8

Chief Financial Officer

Howard Friedman

                27

                27

Vice Chairman

Paul Butrus

                20

                 6

Sr. Vice President  / Marketing

Jeff Bowlby

                24

                19

President & COO

Victor Adamo

                28

                28

Chairman & CEO

Derrill Crowe, M.D.

Management is aligned with shareholders–Directors & Officers own 11%

Professional Liability
The Core of ProAssurance

Creating a Leader Through Acquisitions

1994:  Purchased:
               West Virginia Hosp. Ins Co.

1995: Acquisition of;

             Physicians Ins Co of Indiana

             Assumed business of:
             Physicians Ins Co of Ohio

1996: Acquisition of:

              Missouri Medical Ins Co

1995:  Assumed business of:
           Associated Physicians Ins Co. (IL)

1998:  Consolidation with:
           Physicians Protective Trust Fund (FL)

1996:  Assumed business of:
           American Medical Ins Exchange (IN)

1997:  Affiliated with:
               MEEMIC

Founding in
the 1970’s

1999:  Assumed business of:
           Medical Defense Associates (MO)

2004: Purchased Selected Renewal Rights from:
          OHIC Insurance Company

Mutual Assurance

Medical Assurance

Physicians Ins.  Co.  of Michigan

Professionals Group

Merger Created

June, 2001

2005:  Proposed Acquisition of:
           NCRIC Group

Regional Operating Structure

Corporate strategy
applied locally to
underwriting & claims

Local knowledge crucial
to understanding legal
environment

Local presence preserves
long-term customer
relationships

Consolidated Financial Strength With Local Operating Model

States of Origin or Acquisition

Expansion States

Professional Liability

+

+

+

+

+

Corporate Headquarters

Claims Offices

Claims / Underwriting Offices

+

Regional Operating Structure

Strengthening our
business model by
merging NCRIC into
our operations

Adds Mid-Atlantic
presence

Consolidated Financial Strength With Local Operating Model

Corporate Headquarters

States of Origin or Acquisition

Expansion States

Professional Liability

Claims Offices

Claims / Underwriting Offices

+

+

+

+

+

NCRIC transaction subject to regulatory approvals and approval by NCRIC shareholders

+

NCRIC Transaction

Stock-for-stock transaction to close
early in Q3

Exchange ratio: One NCRIC share
receives 0.25 PRA shares, within collar

Transaction consideration will vary
within a 10% collar

The exchange ratio will float outside
of the 10% collar

Strategic Advantages

Ease of Integration

Similar backgrounds and operating models

Transaction is expected to be accretive
in 2005

Strengthens our business in states we
had targeted for growth

Strengthens PRA’s position as the
market leader

Insuring physicians,
hospitals, dentists and other
healthcare providers

Majority of insureds are smaller
groups and solo practitioners

Professional Liability Snapshot

Three Year Average 2001-2003

Statutory Adjusted
Loss Ratio*
Medical Malpractice

*Source:A. M. Best Aggregates & Averages
Medial Malpractice Predominating

US Industry

124.3%

PRA

109.7%

Superior results through careful
underwriting, proper pricing and
effective claims handling

$349

$462

$543

$574

2001

2002

2003

2004

Gross Written Premiums*

(millions)

4 Year CAGR:
18.0%

We focus on bottom line results
but have been growing our top
line as well

Confident in current reserve
levels

Rated “A-” by A. M. Best,
S & P and Fitch

Professional Liability Snapshot

Market Leadership

Proven M& A capability

NCRIC transaction

We have advantages of size and scope

Ability to raise capital on a stand alone
basis to support growth

$ 198.5 million since 2002

Capital permits cost-effective use of
reinsurance

Professional Liability

Market Leadership

Specialty insurance with local operations

Venue-specific claims management
and  underwriting knowledge

Proven track record of regional
operating success

Experienced management at all
levels of the organization

Professional Liability

Aggressive Claims Defense

Driven from the top of the organization

Our long-term competitive advantage

Aggressive defense of non-meritorious
claims

Cases Tried in 2004: 528

2002: 360; 2003:391

90% of closed claims resolved with no
indemnity payments

Generates lower costs and higher loyalty

Professional Liability

Closed Claim Outcome Comparison

Favorable
Outcomes: 83.3%

Favorable
Outcomes: 74.8%

14.0%

4.4%

12.3%

69.3%

24.4%

0.8%

5.1%

69.7%

Dropped or Dismissed

Defense Verdict

Plaintiff Verdict

Settled

ProAssurance 2004

Physician Insurers

Association, 2003

Latest Available Data

Closed Claim Cost Comparison

Reflects Results in All States with Various Policy Limits

$1,018,110

$153,145

$322,544

$430,601

Avg. Verdict

Avg. Settlement

ProAssurance 2004

Physician Insurers

Association, 2003

Latest Available Data

Average Indemnity Comparison

Weighted Average Indemnity Per Closed Claim

Latest Available Data

$63,399

$82,146

ProAssurance

PIAA 2003

2004

Three-Year Loss Ratio Comparisons

Our focus on
claims defense
allows us to
achieve better
results

Average Statutory Loss Ratio

2001-2003

US Industry

124.3%

PRA

109.7%

LEGAL

INDEMNITY

*Source:A. M. Best Aggregates & Averages

53.9%

88.3%

55.8%

36.0%

Medial Malpractice Predominating

Professional Liability Combined Ratio

Financial Overview

PRA PL Only

PL Industry

Source: ProAssurance Statutory Filings and A. M. Best Statutory Results

A. M. Best
Estimate

1999

2000

2001

2002

2003

2004

88.2%

109.4%

125.2%

124.5%

111.6%

104.8%

129.7%

133.8%

142.5%

135.2%

128.1%

154.2%

Pricing Remains Strong

Rate increases ensured higher
premium per unit of risk

19% in 2004

28% in 2003

28% in 2002

23% in 2001

Continuous re-underwriting of our book

New insureds balance out non-renewals

Professional Liability

Looking Ahead to 2005

Continued growth at adequate rates

Ensures proper margins on each policy

Adding insureds through growth in
existing markets and through M&A

Competitors’ capacity remains
constrained

Growth in Red Mountain Casualty

Our E & S market

Looking Ahead to 2005

The fragmented Professional Liability
market will provide acquisition
opportunities

Pursuing opportunistic acquisitions

Success not dependent on acquisitions

Professional Liability

ProAssurance will be invited to
participate in any major opportunities

Experienced consolidator

Acquisitions formed our foundation

Will History Repeat Itself—Again?

Professional Liability

Millions

Source: A. M. Best Aggregates and Averages 1976 – 2001

At 12/31/2001

$0

$1,000

$2,000

$3,000

$4,000

$5,000

$6,000

$7,000

$8,000

Premium

Initial Reserve
(Estimated)

Developed Loss
(Actual)

1976

1979

1982

1985

1988

1991

1994

1997

2000

2003

Medical Malpractice Industry, Net Basis Occurrence and Claims-Made Combined

Will History Repeat Itself—Again?

Professional Liability

Millions

(Estimated)

(Actual)

Source: A. M. Best Aggregates and Averages 1976 – 2003

12/31/2001

$0

$1,000

$2,000

$3,000

$4,000

$5,000

$6,000

$7,000

$8,000

1976

1979

1982

1985

1988

1991

1994

1997

2000

2003

Premium

Initial Reserve

Developed Loss

Medical Malpractice Industry, Net Basis Occurrence and Claims-Made Combined

$1,000

$2,000

$3,000

$4,000

$5,000

$6,000

$7,000

$8,000

Premiums
In Millions

$0

$1,000

$2,000

$3,000

$4,000

$5,000

$6,000

$7,000

1976

1979

1982

1985

1988

1991

1994

1997

2000

2003

At 12/31/2001

Premium

Initial Reserve

Developed Loss

(Estimated)

(Actual)

Looking Ahead: Tort Reform

Federal tort reform faces Senate roadblock
even after Republican gains

State-by-state reforms

Passed in many states (GA,FL, OH, PA, TX & WV)

Long-term effectiveness yet to be proven

No judicial review yet—could be found
unconstitutional

Organizational efforts in many other states

ProAssurance’s business plans do not
depend on tort reform

Professional Liability

Personal Lines
The Overlooked Gem

Personal Lines Snapshot

MEEMIC targets teachers and
the educational community

Primarily personal auto (81%)

  Also homeowners and boat

Overview

$130

$142

$174

$197

$216

2000

2001

2002

2003

2004

Direct Written Premiums

(millions)

5 Year CAGR:
13.5%

Personal Lines Snapshot

Careful underwriting in a
preferred market

Peer-to-peer selling model
provides a solid foundation

Incremental expansion underway

Rated “A-”

Overview

MI Industry

86.9%

MEEMIC

68.2%

*Source: A. M. Best

Statutory Adjusted Loss Ratio*
Private Passenger Auto

Superior Results

Five Year Average 1999-2003

MEEMIC’s Importance

2004 accomplishments

Combined ratio of 83.4%

Tenth straight year of underwriting
profitability

Growth in Premiums and
Policyholders

Consistent results

Personal Lines

Industry-Leading Results

65.2%

70.3%

64.6%

65.8%

61.3%

23.7%

23.8%

23.1%

22.1%

22.1%

2000

2001

2002

2003

2004

GAAP Combined Ratio

Expense Ratio

Loss Ratio

88.9%

94.1%

87.7%

87.9%

Personal Lines

Source: A. M. Best

83.4%

5 Year Average of 88.4%

MEEMIC: Steady Growth

Premiums continue to increase in a
softening market

Up 10% for 2004

Up 13% for 2003

Increasing value of cars and homes
insured

Sustained policyholder growth in all
lines

Personal Lines

Financial Overview

The Strength of ProAssurance

Financial Highlights

Cash flows at all time high

Consolidated Combined Ratio
below 100 for 2004

Solid bottom line growth

Continued growth
in top line as well

$36.3

$61.3

$177.0

$282.8

$373.5

2000

2001

2002

2003

2004

Merger Created ProAssurance in June 2001

Cash Flow from
Operations

Balance Sheet Comparison

in millions

Balance Sheet Strength Sets
ProAssurance Apart

December 31, 2004, Unaudited

Total Assets

$

3,240

$

2,879

13%

Cash & Invested Assets

$

2,485

$

2,103

21%

Reserves for Losses

and Loss Adjustment

Expenses

$

2,413

$

2,173

11%

Shareholders’ Equity

$

611

$

546

12%

Y-to-Y

2004

2003

Change

High Quality, Liquid Investment Portfolio

Financial Overview

December 31, 2004, Unaudited

Cash

2%

Equities

1%

Other

2%

Fixed

Securities*

95%

Total = $2.4 billion

* Includes Preferred Stock and Business-Owned Life Insurance

Conservative portfolio

No derivatives

Managed by outside advisors

Average fixed maturity duration
of 3.81 years

High quality fixed income
portfolio

Weighted average rating of “AA”

99.5% investment grade

Avg. tax-equivalent yield: 4.72%

Net unrealized gain: $37.5 mln

Affected by recent interest rate
movement

2004 Income Statement

in millions, except per share data

Financial Overview

December 31, 2004, Unaudited

Gross Premiums Written

$

573.6

$

216.1

$

789.7

Net Investment Income

75.0

10.9

87.2

Total Revenue

593.9

196.6

794.6

Total Expenses

537.6

153.0

697.1

Net Income

72.8

Professional

Personal

Liability

Lines

Consolidated

Cash from Operations

$

373.5

Net Income/Share (diluted)

$

2.37

2004 Income Statement vs. 2003

in millions, except per share data

Financial Overview

December 31, 2004, Unaudited

Gross Premiums Written

$

789.7

$

740.1

7%

Net Investment Income

87.2

73.6

19%

Total Revenue

794.6

709.6

12%

Total Expenses

697.1

659.3

6%

Net Income

$  72.8

$

38.7

88%

2004

2003

Change

Cash from Operations

$

373.5

$

282.8

32%

Net Income/Share (diluted)

$

2.37

$

1.32

80%

Consistent Growth in Book Value per Share

$3.67

$6.27

$8.56

$11.57

$13.92

$16.02

$18.77

$20.92

1991

1993

1995

1997

1999

2001

2003

2004

Annual stock price performance of
PRA and predecessors is 18.9%
since inception in September, 1991

Financial Overview

Key Objective: 12%-14% ROE

ROE targets drive our ultimate consolidated
combined ratio goals

Professional Liability: 96% or lower

Personal Lines: 94% or lower

Combined Ratio History

2005:                  <99.2% (goal)

2004:                    99.2%

2003:                  105.1%

2002:                  113.0%

2004 Outlook

Our Opportunities

Leader in medical malpractice industry

Organic growth and M&A expansion

Proven platform with regional operating
approach

Attractive niche personal lines business

Experienced management team focused
on driving returns

Conservative financial position